UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2008

Unico American Corporation
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

0-3978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

23251 Mulholland Drive
Woodland Hills, California	91364
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

On December 22, 2008, the registrant issued a press release titled “Unico American Corporation Approves Additional Repurchase of 500,000 shares.”  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)      Exhibits
99.1	Press Release dated December 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    UNICO AMERICAN CORPORATION
                                                    (Registrant)

Date: December 22, 2008              By:        /s/ Lester A. Aaron

                                                    Name:       Lester A. Aaron
                                                      Title:       Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number       Description

99.1 Press Release dated December 22, 2008